UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-31468 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-5550

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibit is filed as part of this report:

     99.1. Press Release of the Registrant, dated April 30, 2003.

Item 9. Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition

This information is being provided under both Item 9 and Item 12.

     On April 30, 2003, Montpelier Re Holdings Ltd. issued a press release announcing first quarter results, which has been attached as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

May 1, 2003	By: /s/ Neil McConachie

Date	Name: Neil McConachie
Title: Financial Controller and Treasurer
(chief accounting officer)

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of the Registrant dated as of April 30, 2003.